UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2017

Welbilt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2227 Welbilt Boulevard, New Port Richey, Florida 34655

(Address of principal executive offices, including ZIP code)

(727) 375-7010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2017, the Board of Directors of Welbilt, Inc. (the “Company”) amended the Company’s Amended and Restated Bylaws, effective as of December 13, 2017 (as so amended, the “Bylaws”), to implement proxy access. The Bylaws include a new Section 2.9, Stockholder Nominations Included in the Corporation’s Proxy Materials, in Article II, and they also include a number of ministerial, clarifying and conforming changes to account for proxy access (the “Proxy Access Amendment”). The added provisions outline specific requirements for utilizing proxy access, including the following:

•	proxy access will be available to a stockholder, or a group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for the three-year period preceding and including the date of submission of the nomination notice, except that for any submissions made on or prior to March 31, 2019, such term shall mean the eighteen-month period preceding and including the date of submission of the nomination notice;

•	eligible stockholders will be permitted to nominate up to 20% of the total number of directors, rounded down to the nearest whole number (but not less than two), provided that the stockholders and nominees satisfy the requirements specified in the Bylaws; and

•	nominating stockholders will be required to satisfy certain informational and procedural requirements, including (i) that such stockholders do not have an intent or objective to influence or change control of the Company and (ii) that their nominees will not have entered into any agreements as to how they will vote or act on different matters.

The foregoing description of the Proxy Access Amendment is qualified in its entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K in blackline form showing the Proxy Access Amendment and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Amended and Restated Bylaws of Welbilt, Inc., effective as of December 13, 2017, marked for amendments effective as of December 13, 2017.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Amended and Restated Bylaws of Welbilt, Inc., effective as of December 13, 2017, marked for amendments effective as of December 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELBILT, INC.

Date: December 18, 2017	By:	/s/ Joel H. Horn
Joel H. Horn
Senior Vice President, General Counsel and Secretary